SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): May 5, 2000


                                   EVTC, INC.

             (Exact name of registrant as specified in its charter)



             Delaware               0-20986             22-3005943
             (State or other        (Commission         (IRS Employer
             jurisdiction of       File Number)         Identification No.)
             incorporation)



                    121 S. Norwood Drive, Hurst, Texas       76053
               ------------------------------------------------------
               (Address of principal executive office)     (Zip Code)



       Registrant's telephone number, including area code: (817) 282-0022



                                         N/A
              -------------------------------------------------------------
              (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

         Not Applicable

Item 2.  Acquisition or Disposition of Assets

     On May 5, 2000,  EVTC, Inc., t/a  Environmental  Technologies  Corp.,  (the
"Company") announced that it has entered into an Agreement to acquire Refrigerant Management Services, Inc. of Phoeniz, Arizona. A copy of the press release announcing the acquisition is attached. as an exhibit to this Current Report.

Item 3.  Bankruptcy or Receivership

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

         Not Applicable

Item 5.  Other Events

         Not Applicable

Item 6.  Resignations of Registrant's Directors

         Not Applicable

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of business acquired.

              Not Applicable

         (b)  Pro forma financial information

              Not Applicable

         (c)  Exhibits

              99 - Press Release dated May 5, 2000

Item 8.  Change in Fiscal Year

         Not Applicable

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EVTC, INC.

                                      By:  /s/ David Keener
                                        ------------------------------------
                                           David Keener, President &
                                           Chief Financial Officer


Dated: May 10, 2000

                                   EXHIBIT 99

Environmental Technologies Corp. Acquires Refrigerant Management Services, Inc. Located in Phoenix Arizona Hurst, Texas - May 5, 2000

     Environmental Technologies Corp. (NASDAQ: EVTC) today announced the acquisition of Refrigerant Management Services, Inc. of Phoenix Arizona (RMS). RMS is the dominant refrigerant reclaimer and service provider in the South Western portion of the United States with operations in Phoenix, Tucson, Los Angeles, San Diego and Western Michigan.

     RMS and its founders Richard Dykstra and William Palmer have spent the last 8 years developing and refining a business model that incorporates the use of custom built recovery trucks that economically and profitably provide enhanced onsite refrigerant recovery and cylinder pump down services for wholesalers, contractors and large end users. The current RMS business model when combined with the large existing revenue and infrastructure of the company's Full Circle Refrigerant Management Division will allow the company to quickly and profitably expand RMS's on site service model to other large metropolitan areas across the country.

     David A. Keener, President of EVTC, commented, "The onsite premium services offered by RMS when combined with our Full Circle Refrigerant Division's existing reclamation and refrigerant operations will truly allow us to provide a complete refrigerant solutions program to customers across the country. In addition, a large portion of RMS's revenues are derived from service and non-refrigerant sales that will significantly reduce the seasonality of our current refrigerant operations and improve our current operating expense percentages and profitability."

     Under the terms of the purchase agreement RMS received an undisclosed amount of cash, stock and notes at closing. The agreement also provides for a significant contingent earn-out based on actual profit earned over the next three years.

     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, the Company's industry position, financial condition and structure. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, without limitation, risks associated with the Company not being able to successfully implement its new strategies, the risk that new acquisitions, if any, will not be successfully integrated into the Company, the seasonality of the Company's sales, the Company's competition, the Company dependence on supplier relationships and risks related to the Company's borrowings.

CONTACT:  EVTC, Inc.  t/a Environmental Technologies, Corp.
          Investor Relations
          Phone    (817) 282-0022
          Fax      (817) 282-0033
          ir@evtc.com